AdvanceDesigns® Variable Annuity SecureDesigns® Variable Annuity	AdvanceDesigns® Variable Annuity SecureDesigns® Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 800 Westchester Ave., Suite 641 N Rye Brook, New York 10573

Supplement Dated April 1, 2011,
To Prospectus Dated May 1, 2010

Effective April 4, 2011, the name of the Mutual Global Discovery Securities Subaccount will change its name to the Franklin Mutual Global Discovery Securities Subaccount. All references to the former name in the Prospectus dated May 1, 2010 are hereby changed to reflect the new name effective April 4, 2011.

Please Retain This Supplement For Future Reference